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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 5, 1999, with respect to the consolidated financial statements of Sygnet Wireless, Inc. included in Amendment No. 3 to the Registration Statement (Form S-4 No. 333-71051) and related Prospectus of Dobson/Sygnet Communications Company for the registration of $200,000,000 of its Senior Notes.



Cleveland, Ohio
April 29, 1999